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                                                                    EXHIBIT 10.2

                                                                [EXECUTION COPY]

                               AMENDMENT NO. 1 TO
                            ADMINISTRATION AGREEMENT

                  AMENDMENT NO. 1 TO ADMINISTRATION AGREEMENT, dated as of November 18, 2003 (this "Amendment"), between FNANB CREDIT CARD MASTER NOTE TRUST, a statutory trust organized under the laws of the State of Delaware, as Issuer (in such capacity, the "Issuer"), and FLEET BANK (RI), NATIONAL ASSOCIATION, a national banking association (the "Bank"), as Administrator.

                             PRELIMINARY STATEMENTS

                  WHEREAS, the Issuer and First North American National Bank, a national banking association ("FNANB"), as Administrator, entered into an Administration Agreement dated as of July 1, 2002 (the "Agreement");

                  WHEREAS, DC Funding International, Inc., a Delaware corporation ("DC Funding"), as Transferor, and Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee (in such capacity, the "Owner Trustee"), acknowledged and accepted the Agreement;

                  WHEREAS, FNANB, the Issuer and the Bank are parties to an Instrument of Resignation and Appointment dated as of November 18, 2003 pursuant to which FNANB has resigned as Administrator under the Agreement and the Bank has been appointed as successor Administrator under the Agreement;

                  WHEREAS, DC Funding, as Transferor, FNANB, as Servicer, the Bank, JPMorgan Chase Bank, a New York banking corporation, as Trustee, and the Issuer are parties to an Assignment and Assumption Agreement dated as of November 18, 2003 pursuant to which, among other things, DC Funding has assigned to the Bank all of DC Funding's rights as Transferor under the Agreement and the Bank has assumed the performance of every covenant and obligation of DC Funding as Transferor under the Agreement;

                  WHEREAS, Section 11 of the Agreement provides that the Issuer and the Bank, as Administrator and as Transferor, may amend the Agreement from time to time, with the written consent of the Owner Trustee (as such and its individual capacity) and the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, subject to certain limitations set forth therein; and

                  WHEREAS, the Issuer and the Bank, as Administrator and as Transferor, desire to amend the Agreement as set forth herein;

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                  NOW, THEREFORE, in consideration of the mutual agreements
contained herein, each party agrees as follows for the benefit of the other party and for the benefit of the Noteholders:

                  Section 1. Definitions. All terms used in the Preliminary Statements or elsewhere in this Amendment that are defined in the Agreement have the meanings assigned to them therein, except to the extent such terms are amended or modified in this Amendment.

                  Section 2. Amendment of Section 1. Section 1 of the Agreement is hereby amended by deleting paragraph (xv) of subsection (a) of such section in its entirety and by substituting the following therefor:

                           (xv) the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default and each default by the Servicer or the Transferor under the Transfer and Servicing Agreement (Section 3.18);

                  Section 3. Amendment of Section 10. Section 10 of the Agreement is hereby amended by deleting such section in its entirety and by substituting the following therefor (solely for convenience, changed text is italicized):

                           Section 10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                           (a) if to the Issuer or the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, telecopy number (302) 636-4140, telephone number (302) 636-6196, with a copy to the Administrator;

                           (b) if to the Administrator or the Transferor, to Fleet Bank (RI), National Association, c/o Fleet Credit Card Services, L.P., Mail Stop: PA EH 066 02L, 680 Blair Mill Road, Horsham, Pennsylvania 19044, Attention: President, telecopy number (215) 672-6214, telephone number (215) 444-6780, with a copy to General Counsel, Fleet Bank (RI), National Association, Mail Stop: PA EH 066 03S, 680 Blair Mill Road, Horsham, Pennsylvania 19044, telecopy number
         (215) 674-0220, telephone number (215) 444-2339; and

                           (c) if to the Indenture Trustee, to JPMorgan Chase Bank, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention:
         ITS Structured Finance, telecopy number (212) 623-5933, telephone number (212) 623-5600;

         or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above, except that notices to the Indenture Trustee, the Transferor, the Administrator or the Issuer are effective only upon receipt.

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                  Section 4. Amendment of Section 17. Section 17 of the
Agreement is hereby amended by deleting such section in its entirety and by substituting the following therefor (solely for convenience, changed text is italicized):

                           Section 17. Not Applicable to Fleet Bank (RI), National Association in Other Capacities. Nothing in this Agreement shall affect any obligation the Bank may have in any other capacity, other than as Administrator.

                  Section 5. Amendment of Section 20. Section 20 of the Agreement is hereby amended by deleting such section in its entirety and by substituting the following therefor:

                           Section 20. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Administrator shall not at any time with respect to the Issuer or FNANB Credit Card Master Trust, and the Issuer shall not at any time with respect to FNANB Credit Card Master Trust, acquiesce, petition or otherwise invoke or cause the Issuer or FNANB Credit Card Master Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or FNANB Credit Card Master Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or FNANB Credit Card Master Trust or any substantial part of their respective properties, or ordering the winding up or liquidation of the affairs of the Issuer or FNANB Credit Card Master Trust; provided, however, that this Section 20 shall not operate to preclude any remedy described in Article V of the Indenture.

                  Section 6. Incorporation of Agreement. The Agreement as amended by this Amendment is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein shall conflict or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Amendment shall govern. After the date hereof, any reference to the Agreement shall mean the Agreement as amended by this Amendment.

                  Section 7. Ratification of the Agreement. As amended by this Amendment, the Agreement is in all respects ratified and confirmed, and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

                  Section 8. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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                  IN WITNESS WHEREOF, the Issuer and the Bank have caused this
Amendment to be duly executed by their respective officers as of the day and year first above written.

                                          FNANB CREDIT CARD MASTER NOTE TRUST,
                                             as Issuer

                                          By:  WILMINGTON TRUST COMPANY,
                                               not in its individual capacity
                                               but solely as Owner Trustee

                                          By: /s/ Patricia A. Evans
                                              ---------------------------------
                                                Name:  Patricia A. Evans
                                                Title: Assistant Vice President

                                          FLEET BANK (RI), NATIONAL ASSOCIATION,
                                             as Administrator and as Transferor

                                          By: /s/ Jeffrey A. Lipson
                                              ---------------------------------
                                                Name:  Jeffrey A. Lipson
                                                Title: Vice President

Acknowledged and Accepted:

WILMINGTON TRUST COMPANY,
      not in its individual capacity but
      solely as Owner Trustee

By: /s/ Patricia A. Evans
    ------------------------------------
      Name:  Patricia A. Evans
      Title: Assistant Vice President

CONSENTED TO:

WILMINGTON TRUST COMPANY,
      as Owner Trustee and in its
      individual capacity

By: /s/ Patricia A. Evans
    ------------------------------------
      Name:  Patricia A. Evans
      Title: Assistant Vice President

FNANB Bankcard Portfolio Sale
Amendment No. 1 to Administration Agreement
November 18, 2003